       As filed with the Securities and Exchange Commission on May 5, 1997
                                                            Registration No. 33-
        ================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ALUMAX INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                         13-2762395
   (STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NO.)

        5655 PEACHTREE PARKWAY
           NORCROSS, GEORGIA                                         30092
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

                       1995 EMPLOYEE EQUITY OWNERSHIP PLAN
                              (FULL TITLE OF PLAN)

                                 HELEN M. FEENEY
                     VICE PRESIDENT AND CORPORATE SECRETARY
                                   ALUMAX INC.
                             5655 PEACHTREE PARKWAY
                             NORCROSS, GEORGIA 30092
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (770) 246-5531
          (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                         CALCULATION OF REGISTRATION FEE

===========================================================================================
                                             PROPOSED          PROPOSED
                                             MAXIMUM            MAXIMUM
                             AMOUNT          OFFERING          AGGREGATE        AMOUNT OF
  TITLE OF SECURITIES         TO BE         PRICE PER          OFFERING        REGISTRATION
    TO BE REGISTERED       REGISTERED        SHARE (1)         PRICE (1)            FEE
-------------------------------------------------------------------------------------------
COMMON STOCK, $.01         1,000,000         $36.3125          $36,312,500       $11,003.79
PAR VALUE PER SHARE          SHARES
(INCLUDING RIGHTS)(2)
===========================================================================================



(1) ESTIMATED SOLEY FOR THE PURPOSE OF CALCULATING THE REGISTRATION FEE. SUCH ESTIMATE HAS BEEN COMPUTED IN ACCORDANCE WITH RULE 457(H) BASED UPON THE
AVERAGE OF THE HIGH AND LOW PRICE OF THE COMMON STOCK OF ALUMAX INC. AS REPORTED ON THE NEW YORK STOCK EXCHANGE COMPOSITE TRANSACTIONS TAPE ON MAY 1, 1997.

(2) EACH SHARE OF COMMON STOCK HAS ONE RIGHT THAT, AT SPECIFIED TIMES AND IN CERTAIN CIRCUMSTANCES, ENTITLES THE HOLDER THEREOF TO PURCHASE SECURITIES OF ALUMAX INC. OR, IN CERTAIN CASES, OF CERTAIN OTHER ENTITIES.

                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1.           PLAN INFORMATION
                  Not required to be filed with this Registration Statement.


ITEM 2. REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION Not required to be filed with this Registration Statement.


                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.           INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

                  The following documents, which have been heretofore filed with the Securities and Exchange Commission (the "Commission") by the registrant, Alumax Inc., a Delaware corporation (the "Registrant"), are incorporated by reference in this Registration Statement:

                  (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996;

                  (b) The description of the Common Stock contained in the Registrant's Registration Statement on Form 8-A, dated September 24, 1993, including any amendment or report filed with the Commission for purposes of updating such description; and

                  (c) The description of the Stock Purchase Rights relating to the Registrant's Common Stock (the "Rights") as set forth in the Registrant's Registration Statement on Form 8-A, dated February 22, 1996.

                  All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


ITEM 4.           DESCRIPTION OF SECURITIES

                  Not applicable.


ITEM 5.           INTERESTS OF NAMED EXPERTS AND COUNSEL

                  The validity of the shares of Common Stock offered hereby and of the related Rights will be passed upon for the Registrant by Sullivan & Cromwell, New York, New York. In rendering their opinion regarding the validity of the Rights, Sullivan & Cromwell will note that the question of whether the Board of Directors of the Registrant might be required to redeem the Rights at some future time will depend upon the facts and circumstances existing at that time and, accordingly, is beyond the scope of such opinion. W. Loeber Landau, a partner of Sullivan & Cromwell, is a Director of the Registrant. As of March 14, 1997, Mr. Landau beneficially owned 22,363 shares of Common Stock and held options on 10,000 shares of Common Stock, all of which are currently exercisable.


ITEM 6.           INDEMNIFICATION OF DIRECTORS AND OFFICERS

                  The Registrant is incorporated under the laws of the State of Delaware. Section 145 of the Delaware General Corporation Law provides that a Delaware corporation may indemnify any persons who are, or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation's best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was illegal. A Delaware corporation may also indemnify any persons who are, or are threatened to be made, a party to any threatened, pending or completed action or suit by or in the right of the corporation by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. This indemnity may include expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, provided such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation's best interests except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. To the extent that an officer, director, employee or agent is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him or her against the expenses which such officer or director has actually and reasonably incurred in connection with such defense.

         The Registrant's By-laws provide for the indemnification of directors and officers of the Registrant to the fullest extent permitted under Delaware General Corporation Law as currently in effect or as the same may be amended.
Article IX of the Registrant's Restated Certificate of Incorporation provides that the Registrant shall indemnify, and advance expenses to, its directors and officers to the fullest extent permitted by law.

         The Delaware General Corporation Law also provides that the Registrant may maintain insurance to cover losses incurred pursuant to liability of directors and officers of the Registrant, which insurance, if any, may cover liabilities of directors and officers of the Registrant arising under the Securities Act of 1933, as amended (the "Securities Act").


ITEM 7.           EXEMPTION FROM REGISTRATION CLAIMED

                  Not applicable.


ITEM 8.           EXHIBITS

                  4.1 Restated Certificate of Incorporation of Alumax Inc., filed as Exhibit 3.01 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 and incorporated herein by reference.

                  4.2 Restated By-laws of Alumax Inc., as amended on September 5, 1996, filed as Exhibit 3.02 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and incorporated herein by reference.

                  4.3 Rights Agreement, dated as of February 22, 1996, between Alumax Inc. and Chemical Mellon Shareholder Services, L.L.C., as Right Agent, including as Exhibit A the forms of Rights Certificate and Election to Exercise and as Exhibit B the form of Certificate of

                           Designation and Terms of the Participating Preferred Stock of Alumax Inc., filed as Exhibit 4 to the Registrant's Current Report on Form 8-K, dated February 22, 1996 and incorporated herein by reference.

                  4.4      Form of Common Stock Certificate, filed as Exhibit
                           4.01 to the Company's Registration Statement on Form S-1 (Commission File No. 33-69442) and incorporated herein by reference.

                  5.1 Opinion of Sullivan & Cromwell regarding the legality of the securities being registered.

                  23.1     Consent of Coopers & Lybrand L.L.P.

                  23.2     Consent of Sullivan & Cromwell (contained in Exhibit
                           5.1).

                  24.1     Power of Attorney.


ITEM 9.           UNDERTAKINGS.

                  (a) The Registrant hereby undertakes:

                           (1) To file, during any period in which offers or
sales are being made, a post-effective amendment to this Registration Statement:

                                    i) To include any prospectus required by
Section 10(a)(3) of the Securities Act;

                                    ii) To reflect in the prospectus any facts
or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                                    iii) To include any material information
with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in this Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

                           (2) That, for the purpose of determining any
liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                           (3) To remove from registration by means of a
post-effective amendment any of the securities being registered hereby which remain unsold at the termination of the offering.

                  (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross, State of Georgia, on May 5, 1997.

                                             ALUMAX INC.

                                             BY:     /s/  Helen M. Feeney
                                                --------------------------------
                                                          Helen M. Feeney
                                                         Vice President and
                                                         Corporate Secretary





         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on May 5, 1997, by the following persons in the capacities indicated:

           Signature                                       Capacity
           ---------                                       --------
              *                        Chairman, Chief Executive Officer and Director
------------------------------                 (Principal Executive Officer)
           Allen Born

              *                                            Director
------------------------------
      J. Dennis Bonney

              *                                            Director
------------------------------
         Harold Brown

              *                                            Director
------------------------------
        L. Don Brown

              *                                            Director
------------------------------
     Pierre Des Marais II

              *                                            Director
------------------------------
   James C. Huntington, Jr.

              *                                            Director
------------------------------
       W. Loeber Landau

              *                                            Director
------------------------------
      Paul W. MacAvoy

              *                                            Director
------------------------------
        Anne Wexler

              *                     Executive Vice President and Chief Financial Officer
------------------------------                  (Principal Financial Officer)
     Lawrence B. Frost

              *                  Vice President and Controller (Principal Accounting Officer)
------------------------------
    Michael T. Vollkommer


* By:       /s/ Helen M. Feeney
     --------------------------------
              Helen M. Feeney
     As Attorney-in-Fact for each of the persons indicated

                                  EXHIBIT INDEX


EXHIBITS.

4.1      Restated Certificate of Incorporation of Alumax Inc., filed as Exhibit
         3.01 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 and incorporated herein by reference.

4.2 Restated By-laws of Alumax Inc., as amended on September 5, 1996, filed as Exhibit 3.02 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and incorporated herein by reference.

4.3 Rights Agreement, dated as of February 22, 1996, between Alumax Inc. and Chemical Mellon Shareholder Services L.L.C., as Rights Agent, including as Exhibit A the forms of Rights Certificate and Election to Exercise and as Exhibit B the form of Certificate of Designation and Terms of the Participating Preferred Stock of Alumax Inc., filed as
         Exhibit 4 to the Registrant's Current Report on Form 8-K, dated February 22, 1996 and incorporated herein by reference.

4.4 Form of Common Stock Certificate, filed as Exhibit 4.01 to the Company's Registration Statement on Form S-1 (Commission File No. 33-69442) and incorporated herein by reference.

5.1 Opinion of Sullivan & Cromwell regarding the legality of the securities being registered.

23.1     Consent of Coopers & Lybrand L.L.P.

23.2     Consent of Sullivan & Cromwell (contained in Exhibit 5.1).

24.1     Power of Attorney.